SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

FILED BY THE REGISTRANT  [X]

FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

CHECK THE APPROPRIATE BOX:
[ ]    PRELIMINARY PROXY STATEMENT
[ ]    CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
        RULE 14A-6(E)(2))
[X]    DEFINITIVE PROXY STATEMENT
[ ]    DEFINITIVE ADDITIONAL MATERIALS
[ ]    SOLICITING MATERIAL UNDER RULE 14A-12

                                 COPYTELE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]    NO FEE REQUIRED.
[ ]    FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(i)(1) AND 0-11.

(1)    TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

--------------------------------------------------------------------------------
(2)    AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

--------------------------------------------------------------------------------
(3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

--------------------------------------------------------------------------------
(4)    PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

--------------------------------------------------------------------------------
(5)    TOTAL FEE PAID:

--------------------------------------------------------------------------------

[ ]    FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS:

--------------------------------------------------------------------------------
[ ]    Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

--------------------------------------------------------------------------------

(1)     AMOUNT PREVIOUSLY PAID:

--------------------------------------------------------------------------------
(2)     FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:

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(3)     FILING PARTY:

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(4)     DATE FILED:

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
                                 COPYTELE, INC.

                        --------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 AUGUST 16, 2001

                        --------------------------------

TO THE STOCKHOLDERS OF COPYTELE, INC.

           You are cordially invited to attend the Annual Meeting of Stockholders of CopyTele, Inc., a Delaware corporation, to be held at the Fox Hollow, Woodbury, New York, on Thursday, August 16, 2001, at 10:30 a.m., local time, for the following purposes:

           1. To elect six directors to serve until the next Annual Meeting of Stockholders;

           2. To amend the CopyTele, Inc. 2000 Share Incentive Plan to increase the number of shares of Common Stock that may be issued thereunder;

           3. To ratify the appointment of Arthur Andersen LLP, independent public accountants, as CopyTele's independent auditors for fiscal year 2001; and

           4. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

           The Board of Directors of CopyTele, by resolution, has fixed the close of business on June 19, 2001, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof and only holders of record of Common Stock at the close of business on such date will be entitled to notice of, and to vote at, the Annual Meeting.

           PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE REPRESENTED AT THE ANNUAL MEETING IF YOU ARE UNABLE TO ATTEND AND VOTE IN PERSON.


                                         By Order of the Board of Directors

                                                    /s/ ANNE ROTONDO

                                                    ANNE ROTONDO
                                                      Secretary



Melville, New York
July 17, 2001

                                 COPYTELE, INC.
                              900 WALT WHITMAN ROAD
                               MELVILLE, NY 11747

                               ------------------

                                 PROXY STATEMENT

                               ------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                 AUGUST 16, 2001

                               ------------------

           This Proxy Statement is furnished to the holders of Common Stock, par value $.01 per share, of CopyTele, Inc. in connection with the solicitation of proxies by the Board of Directors of CopyTele for use at the Annual Meeting of Stockholders to be held on Thursday, August 16, 2001, at 10:30 a.m., local time, and at any adjournments or postponements thereof. This Proxy Statement and the accompanying form of proxy are first being sent to stockholders on or about July 17, 2001.

                                     VOTING

RECORD DATE

           The Board of Directors has fixed the close of business on June 19, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Each such stockholder will be entitled to one vote for each share of Common Stock held on all matters to come before the Annual Meeting and may vote in person or by proxy authorized in writing. As of June 19, 2001, there were 65,052,385 shares of Common Stock issued and outstanding.

MATTERS TO BE CONSIDERED

           At the Annual Meeting, stockholders will be asked to consider and vote upon: the election of six directors; approval of an amendment to the CopyTele, Inc. 2000 Share Incentive Plan (the "2000 Share Plan") to increase the number of shares of Common Stock that may be issued thereunder; and ratification of the appointment of Arthur Andersen LLP as CopyTele's independent auditors for fiscal year 2001. The Board of Directors has not received timely notice (and does not know) of any matters that are to be brought before the Annual Meeting other than as set forth in the Notice of Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgement on such matters.

REQUIRED VOTES

           The affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter is required for the election of directors, assuming a quorum is present. Only shares of Common Stock that are voted in favor of a nominee will be counted toward that nominee's achievement of a plurality. Shares of Common Stock held by stockholders present in person at the Annual Meeting that are not voted for a nominee or shares held by stockholders represented at the Annual Meeting by proxy from which authority to vote for a nominee has been properly withheld will not be counted toward that nominee's achievement of a plurality.

           Assuming a quorum is present, the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote on such matter at the Annual Meeting is required for approval of each of the other proposals. With respect to an abstention, the shares will be considered present and entitled to vote at the Annual Meeting and they will have the same effect as votes against the matter. With respect to broker non-votes, which occur if a broker or other nominee does not have discretionary authority and has not received voting instructions from the beneficial owner with respect to the particular item, the shares will not be considered entitled to vote at the Annual Meeting for such matter and the broker non-votes will have the practical effect of reducing the number of affirmative votes required to achieve a majority vote for such matter by reducing the total number of shares from which the majority is calculated.

VOTING AND REVOCATION OF PROXIES

           Stockholders are requested to complete, date, sign and promptly return the accompanying form of proxy in the enclosed envelope. Common Stock represented by properly executed proxies received by CopyTele and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given, proxies will be voted FOR the election of each nominee for election as a director named herein, FOR the approval of the amendment to the 2000 Share Plan and FOR the ratification of the appointment of Arthur Andersen LLP as CopyTele's independent auditors for fiscal year 2001.

           Any proxy signed and returned by a stockholder may be revoked at any time before it is voted by filing with the Secretary of CopyTele written notice of such revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

PROXY SOLICITATION

           CopyTele will bear the costs of solicitations of proxies for the Annual Meeting. In addition to solicitation by mail, directors, officers and regular employees of CopyTele may solicit proxies from stockholders by telephone, telegram, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation, but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of Common Stock held of record by them, and such custodians will be reimbursed for their reasonable expenses.

                        PRINCIPAL HOLDERS OF COMMON STOCK

           The following table sets forth certain information with respect to Common Stock beneficially owned as of June 19, 2001 by: (a) each person who is known by the management of CopyTele to be the beneficial owner of more than 5% of CopyTele's outstanding Common Stock; (b) each director, director nominee and executive officer of CopyTele; and (c) all directors, director nominees and executive officers as a group:

------------------------------------------------------------------- ------------------------------------ -----------------------
                                                                      Amount and Nature of Beneficial
               Name and Address of Beneficial Owner                           Ownership(1)(2)               Percent of Class
=================================================================== ==================================== =======================
Denis A. Krusos                                                                  7,089,040                      10.36%
900 Walt Whitman Road
Melville, NY  11747
------------------------------------------------------------------- ------------------------------------ -----------------------
Frank J. DiSanto                                                                 3,666,295                       5.39%
900 Walt Whitman Road
Melville, NY  11747
------------------------------------------------------------------- ------------------------------------ -----------------------
Henry P. Herms                                                                     150,000                       0.23%
900 Walt Whitman Road
Melville, NY  11747
------------------------------------------------------------------- ------------------------------------ -----------------------
George P. Larounis                                                                 342,500                       0.52%
900 Walt Whitman Road
Melville, NY 11747
------------------------------------------------------------------- ------------------------------------ -----------------------
Lewis H. Titterton                                                               1,279,600(3)                    1.96%
900 Walt Whitman Road
Melville, NY 11747
------------------------------------------------------------------- ------------------------------------ -----------------------
Anthony Bowers                                                                     244,300                       0.38%
900 Walt Whitman Road
Melville, NY 11747
------------------------------------------------------------------- ------------------------------------ -----------------------
All Directors, Director Nominees and Executive Officers as a Group              12,771,735(3)                   17.68%
(6 persons)
------------------------------------------------------------------- ------------------------------------ -----------------------


           (1) A beneficial owner of a security includes any person who directly or indirectly has or shares voting power and/or investment power with respect to such security or has the right to obtain such voting power and/or investment power within sixty (60) days. Except as otherwise noted, each designated beneficial owner in this Proxy Statement has sole voting power and investment power with respect to the shares of Common Stock beneficially owned by such person.

           (2)       Includes 3,345,180 shares, 3,023,180 shares, 150,000
                     shares, 342,500 shares, 40,000 shares, 70,000 shares and 6,970,860 shares as to which Denis A. Krusos, Frank J. DiSanto, Henry P. Herms, George P. Larounis, Lewis H. Titterton, Anthony Bowers, and all directors, director nominees and executive officers as a group, respectively, have the right to acquire within 60 days upon exercise of options granted pursuant to the CopyTele, Inc. 1993 Stock Option Plan (the "1993 Plan") and the 2000 Share Plan.

           (3) Includes 200,000 shares that Lewis H. Titterton has the right to acquire upon the exercise of warrants.


                              ELECTION OF DIRECTORS

                                    (ITEM 1)

           Six directors are to be elected at the Annual Meeting by the holders of Common Stock, each to serve until the next Annual Meeting of Stockholders and until his successor shall be elected and shall qualify. During 1999, a stockholder of CopyTele submitted a proposal relating to an increase in the size of the Board of Directors and the election of new directors. After considering the proposal and the anticipated needs of CopyTele, the Board of Directors authorized the nomination of one new director for election by stockholders each year for three years, commencing at the 1999 Annual Meeting of Stockholders, or such shorter period until the Board of Directors or the stockholders have elected three new directors to the Board, including the nomination of Lewis H. Titterton as a director for election at the 1999 Annual Meeting of Stockholders. As a result, the stockholder withdrew his proposal. In 2000, the Board of Directors nominated Anthony Bowers as a new director, and this year the Board of Directors has nominated Henry P. Herms. All of the nominees at present are available for election as members of the Board of Directors. If for any reason a nominee becomes unavailable for election, the proxies solicited by the Board of Directors will be voted for a substitute nominee selected by the Board of Directors. Information regarding the nominees is as follows:

                 Name                                          Position with the Company
---------------------------------------     -----------------------------------------------------------
Denis A. Krusos........................     Director, Chairman of the Board and Chief Executive Officer
Frank J. DiSanto.......................     Director and President
George P. Larounis.....................     Director
Lewis H. Titterton.....................     Director
Anthony Bowers.........................     Director
Henry P. Herms.........................     Director  Nominee, Chief Financial Officer and Vice
                                                President - Finance

           Mr. Krusos has been a Director, Chairman of the Board and Chief Executive Officer of CopyTele since November 1982. He holds an M.S.E.E. degree from Newark College of Engineering, a B.E.E. degree from City College of New York and a J.D. degree from St. John's University and is a member of the New York bar.

           Mr. DiSanto has been a Director and president of CopyTele since November 1982. He holds a B.E.E. degree from Polytechnic Institute of Brooklyn and an M.E.E. degree from New York University.

           Mr. Larounis has been a Director of CopyTele since September 1997, prior to which he served as a consultant to CopyTele. Mr. Larounis is currently retired. From 1960 to 1993, he held numerous positions as a senior international executive of The Bendix Corporation and AlliedSignal Inc., which is now known as Honeywell International, Inc. He has also served on the Boards of Directors of numerous affiliates of AlliedSignal in Europe, Asia and Australia. He holds a B.E.E. degree from the University of Michigan and a J.D. degree from New York University.

           Mr. Titterton has been a Director of CopyTele since July 1999. Mr. Titterton is currently Chief Executive Officer of NYMED, Inc., a diversified health services company. His background is in high technology with an emphasis on health care and he has been with NYMED, Inc. since 1989. Mr. Titterton founded MedE America, Inc. in 1986 and was Chief Executive Officer of Management and Planning Services, Inc. from 1978 to 1986. He holds a M.B.A. from the State University of New York at Albany, and a B.A. degree from Cornell University.

           Mr. Bowers has been a Director of CopyTele since July 2000, prior to which he served as a consultant to CopyTele. He has been a partner of OTA Limited Partnership, a broker-dealer headquartered in Purchase, New York, since 1997. He is responsible for marketing OTA's research to institutional investors. Mr. Bowers was Director - Institutional Sales at Bear Stearns International from 1994 to 1996 and Director - Institutional Sales at Goldman Sachs International from 1986 to 1994, each of which were located in London, England. From 1979 to 1982, Mr. Bowers was Manager - Investor Relations for American Express Company in New York. Mr. Bowers holds a B.A. degree from Amherst College and a M.B.A. degree from the Wharton School of Business.

           Mr. Herms has served as CopyTele's Chief Financial Officer and Vice President - Finance since November 2000. Prior to joining CopyTele, Mr. Herms was employed by takeoutmusic.com Holding Corp. as Chief Financial Officer, from May 2000 to November 2000. Prior to that, for approximately 12 years, Mr. Herms was a Principal, Director and Chief Financial Officer of a group of affiliated, privately held companies operating under the Ultratan trade name. Mr. Herms was also CopyTele's Chief Financial Officer from 1982 to 1987. He is also a former audit manager with the firm of Arthur Andersen LLP and a CPA. He holds a B.B.A. degree from Adelphi University.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE AS A DIRECTOR TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING. PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY IN THEIR PROXY A CONTRARY CHOICE.

BOARD COMMITTEES, FUNCTIONS AND ATTENDANCE

           BOARD COMMITTEES. The Board of Directors has established two committees -- the Audit Committee and the Stock Option Committee.

           AUDIT COMMITTEE. The Audit Committee, consisting of Anthony Bowers, George P. Larounis and Lewis H. Titterton, assists the Board of Directors in fulfilling its responsibility to oversee management's conduct of CopyTele's financial reporting process, including the selection of CopyTele's outside auditors and the review of the financial reports and other financial information provided by CopyTele to any governmental or regulatory body, the public or other users thereof, CopyTele's systems of internal accounting and financial controls, and the annual independent audit of CopyTele's financial statements.

           The Board of Directors has adopted a charter for the Audit Committee, which is attached as Appendix A to this Proxy Statement. All members of the Audit Committee are "independent" under the rules applicable to The Nasdaq National Market.

           STOCK OPTION COMMITTEE. CopyTele has a Stock Option Committee, consisting of Messrs. Larounis and Bowers, which administers the 1993 Plan and the 2000 Share Plan. CopyTele discontinued granting options under the 1993 Plan following the adoption and stockholder approval of the 2000 Share Plan at last year's Annual Meeting.

           CopyTele currently has no other standing, nominating or compensation committees of the Board of Directors or committees performing similar functions.

           Three meetings, exclusive of action by unanimous written consent, of the Board of Directors, four meetings of the Audit Committee and 12 meetings of the Stock Option Committee were held during fiscal year 2000. During such year, each director attended at least 75% of the aggregate number of meetings of the Board of Directors and committee on which he served while a member thereof.

           The information contained in this proxy statement with respect to the Audit Committee charter and the independence of the members of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that CopyTele specifically incorporates it by reference in such filing.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

           Section 16(a) of the Securities Exchange Act of 1934, as amended, requires CopyTele's directors, executive officers and ten percent stockholders to file initial reports of ownership and reports of changes in ownership of Common Stock with the Securities and Exchange Commission. Directors, executive officers and ten percent stockholders are required to furnish CopyTele with copies of all Section 16(a) forms that they file. Based upon a review of these filings, CopyTele believes that all fillings were made on a timely basis during fiscal year 2000.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

           Denis A. Krusos, Chairman of the Board, Chief Executive Officer and Director, Frank J. DiSanto, President and Director and Henry P. Herms, Chief Financial Officer and Vice President - Finance, are the executive officers of CopyTele. While there are no formal agreements, Messrs. Krusos and DiSanto waived any and all rights to receive salary and related pension benefits for an undetermined period of time commencing November 1, 1985. As a result, Mr. Krusos received no salary or bonus during the last three fiscal years. Except for Mr. Trischetta, no other executive officer received a salary and bonus in excess of $100,000 during fiscal year 2000. The following is compensation information regarding Messrs. Krusos and Trischetta for fiscal years 2000, 1999 and 1998:

-------------------------------------------------------------------------------------------------------------------------

                                               SUMMARY COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------------------------
                                               Fiscal
                      Name and                  Year                                                Long-Term
                 Principal Position            Ended            Annual Compensation            Compensation Awards
                 ------------------            -----            -------------------            -------------------
                                                                                              Securities Underlying
                                                                                                   Options (#)
-------------------------------------------------------------------------------------------------------------------------
Denis A. Krusos,                              10/31/00                   -                           250,000
Chairman of the Board,                        10/31/99                   -                            50,000
Chief Executive Officer and Director          10/31/98                   -                           600,000
-------------------------------------------------------------------------------------------------------------------------
Frank W. Trischetta                           10/31/00               $111,443                      185,000(1)
Senior Vice President -                       10/31/99               $153,289                       25,000(1)
Marketing and Sales*                          10/31/98               $153,008                       60,000(1)
-------------------------------------------------------------------------------------------------------------------------


           * Mr. Trischetta became Assistant to the Chairman, effective March 30, 2001, at which time he ceased being an executive officer.

           (1) Mr. Trischetta participates in the CopyTele, Inc. employees' pension plan, a money purchase deferred compensation pension plan, and received contributions in the amounts of $9,399, $13,216 and $13,516 for fiscal years 2000, 1999, and 1998, respectively.

           The following is information regarding stock options granted to Messrs. Krusos and Trischetta pursuant to the 1993 Plan and the 2000 Share Plan, during fiscal year 2000:

-----------------------------------------------------------------------------------------------------------------------------------
                                       OPTION GRANTS IN LAST FISCAL YEAR
-----------------------------------------------------------------------------------------------------------------------------------
                                             Individual Grants                                          Potential Realizable Value
                                                                                                        at Assumed Annual Rates of
                                                                                                         Stock Price Appreciation
                                                                                                             for Option Term
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Percent of
                      Number of Securities  Total Options Granted     Exercise
                       Underlying Options     to Employees in          Price           Expiration
         Name             Granted (#)           Fiscal Year          ($/Share)            Date             5% ($)        10% ($)
-----------------------------------------------------------------------------------------------------------------------------------
Denis A. Krusos            250,000(2)              8.11%             $1.063 (3)         10/26/10          $167,129       $423,537
-----------------------------------------------------------------------------------------------------------------------------------
Frank W. Trischetta        100,000(1)              3.24%             $0.844 (3)         12/5/09           $53,079        $134,512
                           50,000(1)               1.62%             $1.500(3)          4/23/10           $47,167        $119,531
                           35,000(2)               1.14%             $1.094(4)          8/20/10           $24,080        $61,024
-----------------------------------------------------------------------------------------------------------------------------------


           (1) Options granted pursuant to the 1993 Plan, which are exercisable in whole or in part commencing one year following the date of grant unless otherwise accelerated. The options are not issued in tandem with stock appreciation or similar rights and are not transferable other than by will or the laws of descent and distribution. The options terminate upon termination of employment, except that in the case of death, disability or termination for reasons other than cause, options may be exercised for certain periods of time thereafter as set forth in the 1993 Plan.

           (2) Options granted pursuant to the 2000 Share Plan, which are exercisable in whole or in part commencing six months following the date of grant unless otherwise accelerated. The options are not issued in tandem with stock appreciation or similar rights and are not transferable other than by will or the laws of descent and distribution. The options terminate upon termination of employment, except that in the case of death, disability or termination for reasons other than cause, options may be exercised for certain periods of time thereafter as set forth in the 2000 Share Plan.

           (3) The exercise price of these options was equal to the fair market value of the underlying common stock on the date of grant. These options are nonqualified options.

           (4) The exercise price of these options was equal to the fair market value of the underlying common stock on the date of grant. These options are intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

The following is information regarding stock option exercises during fiscal year 2000 by Mr. Krusos and Mr. Trischetta and the values of their options as of October 31, 2000:

-----------------------------------------------------------------------------------------------------------------------------------
                                            AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                                            FY-END OPTION/VALUES
===================================================================================================================================


                                                                Number of Securities Underlying            Value of Unexercised
                    Shares Acquired on                       Unexercised Options at Fiscal Year End      In-the-Money Options at
        Name           Exercise (#)    Value Realized ($)(1)                  (#)                         Fiscal Year End ($)(2)
                                                             ----------------------------------------------------------------------
                                                                 Exercisable      Unexercisable        Exercisable    Unexercisable
===================================================================================================================================
Denis A. Krusos              -                   -                2,845,180          250,000                -               -
-----------------------------------------------------------------------------------------------------------------------------------
Frank W. Trischetta       75,000              $59,375               553,000          35,000               $9,350             -
-----------------------------------------------------------------------------------------------------------------------------------


           (1) Such value was determined by applying the net difference between the last sales price of the stock on the day of exercise and the exercise price for the options to the number of options exercised.

           (2) Such value was determined by applying the net difference between the last sales price of the stock on October 31, 2000 and the exercise price for the options to the number of unexercised in-the-money options held.

           There is no present arrangement for cash compensation of directors for services in that capacity. Under the 2000 Share Plan, each non-employee director is entitled to receive nonqualified stock options to purchase 20,000 shares of Common Stock each year that such director is elected to the Board of Directors. For further information with respect to non-employee director compensation under the 2000 Share Plan, see "Approval of the Amendment to the 2000 Share Plan."

           REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

           CopyTele is a development-stage enterprise that has had limited revenues to support its operations since its inception. In view of the fact that CopyTele's executive officers, with the exception of Frank W. Trischetta, had waived all salary and related pension benefits for fiscal year 2000, the Board of Directors did not adopt any policy with respect to the payment of cash compensation to the executive officers of CopyTele for such period. At such time as Messrs. Krusos and DiSanto withdraw their waivers, it is contemplated that the Board of Directors will develop and adopt a compensation policy for its executive officers generally, including CopyTele's Chief Executive Officer. Although a salary was paid to Mr. Trischetta in fiscal year 2000, such compensation was not part of an overall compensation policy, was determined solely by CopyTele's Chief Executive Officer, and was not specifically related to corporate performance.

           Generally, options previously granted under the 1993 Plan and currently granted under the 2000 Share Plan are granted as an inducement in respect of future performance. During fiscal year 2000, options were granted to Denis A. Krusos, Frank J. DiSanto and Frank W. Trischetta for 250,000, 250,000 and 35,000 shares of Common Stock, respectively, under the 2000 Share Plan. Additionally, options were granted to Mr. Trischetta for 150,000 shares of Common Stock under the 1993 Plan. In granting such options, the Stock Option Committee, which is comprised solely of non-employee directors of CopyTele, did not take into account the number of shares of Common Stock owned by such persons. Both plans also provide for the granting of stock appreciation rights, although no stock appreciation rights have been granted under either one. Additionally, the 2000 Share Plan provides for the granting of other benefits, including stock awards, performance awards and stock units, although no such benefits have been granted under that plan. The Board of Directors believes that the 1993 Plan and the 2000 Share Plan have been effective in attracting and retaining executives and employees.

           With certain exceptions, Section 162(m) ("Section 162(m)") of the Code denies a deduction to CopyTele for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction with respect to the exercise of a nonqualified option or right or the disqualifying disposition of stock purchased pursuant to an incentive option). CopyTele believes that options previously granted under the 1993 Plan and options and rights granted under the 2000 Share Plan, by a qualifying committee of the Board of Directors, should qualify for the performance-based compensation exception to Section 162(m).

           This Report has been prepared by the Board of Directors.

                     Denis A. Krusos              George P. Larounis
                     Frank J. DiSanto             Lewis H. Titterton
                     Anthony Bowers

                             AUDIT COMMITTEE REPORT

           The following is the report of the CopyTele Audit Committee with respect to CopyTele's audited financial statements for fiscal year 2000.

           Review with Management. The Audit Committee has reviewed and discussed CopyTele's audited financial statements with management.

           Review and Discussions with Independent Auditors. The Audit Committee has discussed with Arthur Andersen LLP, CopyTele's independent auditors, the matters required to be discussed by SAS 61 (Communications with Audit Committees) regarding the auditor's judgments about the quality of CopyTele's accounting principles as applied in its financial reporting.

           The Audit Committee has also received written disclosures and the letter from Arthur Andersen LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Arthur Andersen LLP their independence.

           Conclusion. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that CopyTele's audited financial statements be included in CopyTele's Annual Report on Form 10-K for fiscal year 2000 for filing with the Securities and Exchange Commission.

MEMBERS OF THE AUDIT COMMITTEE:

Anthony Bowers
Lewis H. Titterton
George P. Larounis

           The information contained in the foregoing reports shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that CopyTele specifically incorporates them by reference in such filing.

                      STOCKHOLDER RETURN PERFORMANCE GRAPH

           Set forth below is a graph showing the five-year cumulative total return for: (i) CopyTele Common Stock; (ii) The NASDAQ Stock Market U.S. Index, a broad market index covering shares of common stock of domestic companies that are listed on NASDAQ; and (iii) The NASDAQ Electronic Components Stock Index, a group of companies that are engaged in the manufacture of electronic components and related accessories with a Standard Industrial Classification Code of 367 and listed on NASDAQ.

                                  [LINE GRAPH]

                                                             FISCAL YEAR ENDED OCTOBER 31
                                             --------------------------------------------------------
                                             1995      1996       1997      1998      1999       2000
                                             ----      ----       ----      ----      ----       ----
CopyTele, Inc.                               $100      171        113        37        25         25
NASDAQ Stock Market U.S. (2)                 $100      118        155       174       294        331
NASDAQ Electronic Components (2)             $100      122        167       173       353        537


---------------------

(1) The comparison of total return on investment for each fiscal year ended October 31 assumes that $100 was invested on November 1, 1995 in each of CopyTele, The NASDAQ Stock Market U.S. Index and The NASDAQ Electronic Component Index with investment weighted on the basis of market capitalization and all dividends reinvested. In addition, the total returns account for CopyTele's two-for-one stock split declared in May 1996.

(2) The total returns for each NASDAQ index are based on information provided by NASDAQ, which had been prepared by the Center for Research in Securities Prices at the University of Chicago.

           The information contained in the foregoing graph shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that CopyTele specifically incorporates it by reference in such filing.

                APPROVAL OF THE AMENDMENT TO THE 2000 SHARE PLAN

                                    (ITEM 2)

BACKGROUND

           The Board of Directors has approved and is proposing for stockholder approval an amendment to the 2000 Share Plan to increase the number of shares that may be issued thereunder from 5,000,000 shares to 10,000,000 shares. The purpose of the 2000 Share Plan is to provide incentives that will attract, retain and motivate highly competent persons as officers, non-employee directors, and key employees of, and consultants to, CopyTele and its subsidiaries and affiliates, by providing them with opportunities to acquire shares of Common Stock or to receive monetary payments based on the value of such shares pursuant to the Benefits described herein. In addition, the 2000 Share Plan is intended to assist in further aligning the interests of CopyTele's officers, non-employee directors, key employees and consultants with those of its other stockholders. In structuring the 2000 Share Plan, the Board of Directors sought to provide for a variety of awards that could be flexibly administered to carry out the purposes of the 2000 Share Plan. This authority will permit CopyTele to keep pace with changing developments in management compensation and make CopyTele competitive with those companies that offer creative incentives to attract and retain officers, non-employee directors, key employees and consultants. As of June 19, 2001, there were 838,270 shares of Common Stock available under the 2000 Share Plan for future option grants and other awards.

           The following is a summary of the 2000 Share Plan.


SHARES AVAILABLE

           Currently, the maximum number of shares of Common Stock that may be delivered to participants under the 2000 Share Plan, subject to certain adjustments, is an aggregate of 5,000,000 shares. In addition, any shares of Common Stock covered by a Benefit (defined below) granted under the 2000 Share Plan which for any reason is cancelled, forfeited or expires or, in the case of a Benefit other than a stock option, is settled in cash, shall again be available for Benefits under the 2000 Share Plan. The maximum number of shares of Common Stock with respect to which Benefits may be granted to any individual participant during any year of the 2000 Share Plan shall not exceed 500,000, subject to certain adjustments.


ADMINISTRATION

           The 2000 Share Plan provides for administration by the Board of Directors of CopyTele or by a committee of the Board of Directors of CopyTele appointed from among its members (the "Committee"), which is comprised, unless otherwise determined by the Board of Directors, solely of not less than two members who shall be (1) "Non-Employee Directors" within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (2) "outside directors" within the meaning of Treasury Regulation section 1.162-27(e)(3) under Section 162(m). If the Board of Directors of CopyTele administers the 2000 Share Plan rather than a committee of the Board of Directors, then all references to "Committee" in the Plan will be deemed to mean a reference to the Board of Directors of CopyTele. The Committee is authorized, subject to the provisions of the 2000 Share Plan, to establish such rules and regulations as it deems necessary for the proper administration of the 2000 Share Plan and to make such determinations and interpretations and to take such action in connection with the 2000 Share Plan and any Benefits (as defined below) granted as it deems necessary or advisable. Thus, among the Committee's powers are the authority to select officers and other key employees of CopyTele and its subsidiaries to receive Benefits, and to determine the form, amount and other terms and conditions of Benefits. The Committee also has the power to modify or waive restrictions on Benefits, to amend Benefits and to grant extensions and accelerations of Benefits.


ELIGIBILITY FOR PARTICIPATION

           Officers, key employees and non-employee directors of, and consultants to, CopyTele or any of its subsidiaries and affiliates are eligible to participate in the 2000 Share Plan. The selection of participants from eligible persons, other than non-employee directors, is within the discretion of the Committee. The currently estimated number of officers and key employees who are eligible to participate in the 2000 Share Plan is approximately 32, and an estimate of the number of consultants who are eligible to participate in the 2000 Share Plan has not been made.


TYPES OF BENEFITS

           The 2000 Share Plan provides for the grant of any or all of the following types of benefits: (1) stock options, including incentive stock options and non-qualified stock options ("Options"); (2) stock appreciation rights ("SARs"); (3) stock awards ("Stock Awards"); (4) performance awards; and
(5) stock units (collectively, "Benefits"). Benefits may be granted singly in combination, or in tandem, as determined by the Committee. Stock awards, performance awards and stock units may, as determined by the Committee in its discretion, constitute Performance-Based Awards, as described below.


STOCK OPTIONS

           Under the 2000 Share Plan, the Committee may grant awards in the form of options to purchase shares of Common Stock. Options may either be incentive stock options, qualifying for special tax treatment, or non-qualified options. The Committee will, with regard to each stock option, determine the number of shares subject to the option, the manner and time of the option's exercise and vesting, and the exercise price of the option. The exercise price will not be less than 100% of the fair market value of the Common Stock on the date the stock option is granted (the "Fair Market Value"). The exercise price may be paid in cash or, in the discretion of the Committee, by the delivery of shares of Common Stock then owned by the participant, by the withholding of shares of Common Stock for which a stock option is exercisable, or by a combination of these methods. In the discretion of the Committee, payment may also be made by delivering a properly executed exercise notice to CopyTele together with a copy of irrevocable instructions to a broker to deliver promptly to CopyTele the amount of sale or loan proceeds to pay the exercise price. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the 2000 Share Plan. In determining which methods a participant may utilize to pay the exercise price, the Committee may consider such factors as it determines are appropriate. No stock option is exercisable later than ten years after the date it is granted. The exercise of any option which remains exercisable after termination of employment will be subject to satisfaction of the conditions precedent that the holder thereof neither (1) competes with or takes other employment with or renders services to a competitor of CopyTele, its subsidiaries or affiliates without the consent of CopyTele nor (2) conducts himself or herself in a manner adversely affecting CopyTele.


STOCK APPRECIATION RIGHTS (SARs)

           The 2000 Share Plan authorizes the Committee to grant a SAR, either in tandem with a stock option or independent of a stock option. A SAR is a right to receive a payment, in cash, Common Stock, or a combination thereof equal to the excess of (x) the Fair Market Value, or other specified valuation, of a specified number of shares of Common Stock on the date the right is exercised over (y) the Fair Market Value, or other specified valuation (which shall not be less than Fair Market Value), of such shares of Common Stock on the date the right is granted, all as determined by the Committee. SARs granted under the 2000 Share Plan are subject to terms and conditions relating to exercisability that are similar to those imposed on stock options, and each SAR is subject to such terms and conditions as the Committee shall impose from time to time.


STOCK AWARDS

           The Committee may, in its discretion, grant Stock Awards (which may include mandatory payment of bonus incentive compensation in stock) consisting of Common Stock issued or transferred to participants with or without other payments therefor. Stock Awards may be subject to such terms and conditions as the Committee determines appropriate, including, without limitation, restrictions on the sale or other disposition of such shares, the right of CopyTele to reacquire such shares for no consideration upon termination of the participant's employment within specified periods, and may constitute Performance-Based Awards. The Stock Award will specify whether the participant will have, with respect to the shares of Common Stock subject to a Stock Award, all of the rights of a holder of shares of Common Stock, including the right to receive dividends and to vote the shares.

PERFORMANCE AWARDS

           The 2000 Share Plan allows for the grant of performance awards which may take the form of shares of Common Stock or Stock Units (defined below), or any combination thereof and which may constitute Performance-Based Awards. Such awards will be contingent upon the attainment, over a period to be determined by the Committee, of certain performance goals. The length of the performance period, the performance goals to be achieved and the measure of whether and to what degree such goals have been achieved will be determined by the Committee. Payment of earned performance awards will be made in accordance with terms and conditions prescribed or authorized by the Committee. The participant may elect to defer, or the Committee may require the deferral of, the receipt of performance awards upon such terms as the Committee deems appropriate.


STOCK UNITS

           The Committee may, in its discretion, grant Stock Units to participants, which may constitute Performance-Based Awards. A "Stock Unit" means a notional account representing one share of Common Stock. The Committee determines the criteria for the vesting of Stock Units and whether a participant granted a Stock Unit shall be entitled to Dividend Equivalent Rights (as defined in the 2000 Share Plan). Upon vesting of a Stock Unit, unless the Committee has determined to defer payment with respect to such unit or a participant has elected to defer payment, shares of Common Stock representing the Stock Units will be distributed to the participant (unless the Committee, with the consent of the participant, provides for the payment of the Stock Units in cash, or partly in cash and partly in shares of Common Stock, equal to the value of the shares of Common Stock which would otherwise be distributed to the participant). Stock Units may constitute Performance-Based Awards.


PERFORMANCE-BASED AWARDS

           Certain Benefits granted under the 2000 Share Plan may be granted in a manner such that the Benefit qualifies for the performance-based compensation exemption to Section 162(m) ("Performance-Based Awards"). As determined by the Committee in its sole discretion, either the vesting or the exercise of such Performance-Based Awards will be based upon achievement of hurdle rates and/or growth in one or more of the following business criteria: (1) net sales; (2) pretax income before allocation of corporate overhead and bonus; (3) budget; (4) earnings per share; (5) net income; (6) division, group or corporate financial goals; (7) return on stockholders' equity; (8) return on assets; (9) attainment of strategic and operational initiatives; (10) appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of CopyTele; (11) market share; (12) gross profits; (13) earnings before interest and taxes; (14) earnings before interest, taxes, dividends and amortization; (15) economic value-added models and comparisons with various stock market indices; (16) reductions in costs; or (17) any combination of the foregoing. In addition, Performance-Based Awards may include comparisons to the performance of other companies, such performance to be measured by one or more of the foregoing criteria. With respect to Performance-Based Awards, the Committee shall establish in writing (x) the performance goals applicable to a given period, and such performance goals shall state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the participant if such performance goals are obtained and (y) the individual employees or class of employees to which such performance goals apply no later than 90 days after the commencement of such period (but in no event after 25% of such period has elapsed). No Performance-Based Award shall be payable to, or vest with respect to, as the case may be, any participant for a given fiscal period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied.


TERMINATION OF EMPLOYMENT

           Upon termination of employment of an employee or of the continuing services of any consultant, any Option or SAR granted to such employee or consultant pursuant to the 2000 Share Plan will, to the extent not theretofore exercised, terminate and become null and void; provided, however, that (a) if the employee or consultant dies (i) while in the employ of CopyTele (or any subsidiary or parent thereof), or (ii) within three months following the employee's termination of employment or the consultant's termination of services by reason of retirement or dismissal other than for cause (as defined in the 2000 Share Plan), or (iii) within two years following the employee's termination of employment or the consultant's termination of services by reason of disability, such employee's or consultant's legal representatives (or such other person who acquired the Option or SAR by bequest or inheritance or by reason of the death of such employee) may, not later than two years from the date of his or her death, exercise the Option or SAR in respect of any or all of the number of shares of Common Stock which the employee or consultant would have been entitled to purchase under the Option or SAR at the date of death; and (b) if the termination of employment or the consulting services of any consultant is due to such employee's or consultant's retirement, disability or dismissal other than for cause, and such termination occurred while such employee or consultant was entitled to exercise an Option or SAR granted under the 2000 Share Plan such employee, consultant or such employee's or consultant's legal representative will have the right to exercise the Option or SAR so granted in respect of any or all of the shares of Common Stock which the employee or consultant would have been entitled to purchase under the Option or SAR at the date of termination of employment or services, at any time up to and including (i) three months after the date of such termination of employment or services in the case of termination by reason of retirement or dismissal other than for cause, and (ii) two years after the date of termination of employment or services in the case of termination by reason of disability.

           If an employee or consultant voluntarily terminates his or her employment or services, or is discharged for cause, any Option or SAR granted to such employee or consultant pursuant to the 2000 Share Plan will, unless otherwise specified by the Committee in the Option or SAR, to the extent not theretofore exercised, terminate.

           In the event of the complete liquidation or dissolution of a subsidiary corporation, or if such corporation ceases to be a subsidiary corporation, any unexercised Options or Rights theretofore granted to any person employed by or rendering consulting services to such subsidiary corporation will be deemed cancelled unless such person is employed by or rendered consulting services to CopyTele or by any parent corporation or another subsidiary corporation after the occurrence of such event. If an Option or SAR is to be cancelled pursuant to the provisions of the previous sentence, notice of such cancellation will be given to each employee or consultant holding unexercised Options, and such holder will have the right to exercise such Options or Rights in full during the thirty-day period following notice of such cancellation.

           In no event, however, shall any person be entitled to exercise any Option or SAR after the expiration of the period of exercisability of such Option or SAR as specified therein.


DIRECTOR PARTICIPANTS

           Each current non-employee director of CopyTele (a "Director Participant") will be granted NSOs (as defined below) to purchase 20,000 shares of Common Stock at the Annual Meeting, and will be granted NSOs to purchase 20,000 shares of Common Stock at the time of each subsequent annual meeting at which such directors are elected to the Board of Directors. In addition, any future Director Participants elected to the Board of Directors will receive NSOs to purchase 20,000 shares of Common Stock upon such director's initial election to the Board of Directors and NSOs to purchase 20,000 shares at each subsequent annual meeting of CopyTele's stockholders at which such director is elected to the Board of Directors. The purchase price of the shares of Common Stock covered by the NSOs will be the fair market value of the shares of Common Stock at the date of the grant.

           NSOs granted to Director Participants may not be exercised for the twelve-month period immediately following the grant of the NSO. Thereafter, the NSO will be exercisable for the period ending five years from the date of grant subject to limitations or restrictions pursuant to the terms of the 2000 Share Plan.

           Upon termination of a Director Participant's directorship, any NSO granted to such Director Participant pursuant to the 2000 Share Plan will, to the extent not theretofore exercised, terminate and become null and void; provided, however, that (a) if the Director Participant dies (i) during his directorship, or (ii) within three months following the Director Participant's termination of his directorship by reason of voluntary retirement or failure of CopyTele to retain or nominate for re-election such Director Participant, unless due to any act of fraud, intentional misrepresentation, or embezzlement or conversion of assets or opportunities of CopyTele or any direct or indirect subsidiary corporation of CopyTele, or (iii) within two years following the Director Participant's termination of his directorship by reason of disability, such Director Participant's legal representative (or such other person who acquired the NSO by bequest or inheritance or by reason of the death of such Director Participant) may, not later than two years from the date of his death, exercise such NSO in respect of any or all of the number of shares of Common Stock which the Director Participant would have been entitled to purchase under the NSO at the date of death; and (b) if the termination of his directorship is due to such Director Participant's voluntary retirement, disability, or the failure of CopyTele to retain or nominate for re-election such Director Participant, unless due to any act of fraud, intentional misrepresentation, or embezzlement or conversion of assets or opportunities of CopyTele or any direct or indirect subsidiary of CopyTele, and such termination occurred while such Director Participant was entitled to exercise a NSO granted under the 2000 Share Plan, such Director Participant or such Director Participant's legal representative will have the right to exercise the NSO so granted in respect of any or all of the shares of Common Stock which the Director Participant would have been entitled to purchase under the NSO at the date of termination of his directorship, at any time up to and including (i) three months after the date of such termination of his directorship in the case of termination by reason of voluntary retirement or failure of CopyTele to retain or nominate for re-election such Director Participant, unless due to any act of fraud, intentional misrepresentation, or embezzlement or conversion of assets or opportunities of CopyTele or any direct or indirect subsidiary corporation of CopyTele, and (ii) two years after the date of termination of his directorship in the case of termination by reason of disability.

           In no event, however, shall any person be entitled to exercise a NSO granted to a Director Participant after the expiration of the period of exercisability of such NSO as specified therein.

           The provisions of the 2000 Share Plan relating to NSOs granted to Director Participants may not be amended more than one time in any six-month period, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974 ("ERISA"), or the rules promulgated thereunder.


OTHER TERMS

           The 2000 Share Plan provides that Benefits may be transferred by will or the laws of descent and distribution. In addition to the foregoing, other than with respect to incentive stock options, the Committee may permit the transferability of a Benefit by a participant who is a director, officer or employee of CopyTele with at least 15 years of service to certain members of such participant's immediate family or trusts for the benefit of such persons or other entities owned by such person.

           Upon the grant of any Benefit under the 2000 Share Plan, the Committee may, by way of an agreement with the participant, establish such other terms, conditions, restrictions and/or limitations covering the grant of the Benefit as are not inconsistent with the 2000 Share Plan. The 2000 Share Plan terminates on May 8, 2010, and no Benefit may be granted after May 8, 2010. The Committee reserves the right to amend, suspend or terminate the 2000 Share Plan at any time. However, no amendment may be made without approval of the stockholders of CopyTele if the amendment will: (1) disqualify any incentive stock options granted under the Plan; (2) increase the aggregate number of shares of Common Stock that may be delivered through Options under the Plan; (3) increase the maximum amounts which can be paid to an individual participant under the Plan; (4) change the types of business criteria on which Performance-Based Awards are to be based under the Plan; or (5) modify the requirements as to eligibility for participation in the Plan.

           The 2000 Share Plan contains provisions for equitable adjustment of Benefits in the event of a merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spinoff, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of CopyTele. In addition, if there is a Change in Control (as defined in the 2000 Share Plan) of CopyTele, Benefits that have not vested or became exercisable at the time of such Change in Control will immediately vest and become exercisable and all performance targets relating to such Benefits will be deemed to have been satisfied as of the time of such Change in Control. Furthermore, in the discretion of the Committee, the excess of the Fair Market Value of shares of Common Stock subject to stock options or SARs over the exercise price thereof will be paid out in cash, and the Fair Market Value of shares of Common Stock subject to a Stock Award or Stock Unit will be paid out in cash. The Committee will also have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any Option granted under the 2000 Share Plan.

           The Committee may grant Benefits to participants who are subject to the tax laws of nations other than the United States, which Benefits may have terms and conditions as determined by the Committee as necessary to comply with applicable foreign laws. The Committee may take any action that it deems advisable to obtain approval of such Benefits by the appropriate foreign governmental entity; provided, however, that no such Benefits may be granted, and no action may be taken which would violate the Exchange Act, the Code or any other applicable law.


CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The statements in the following paragraphs of the principal U.S. federal income tax consequences of Benefits under the 2000 Share Plan are based on statutory authority and judicial and administrative interpretations, as of the date of this Proxy Statement, which are subject to change at any time (possibly with retroactive effect). The law is technical and complex, and the discussion below represents only a general summary.

           Incentive Stock Options. Incentive stock options ("ISOs") granted under the 2000 Share Plan are intended to meet the definitional requirements of
Section 422(b) of the Code for "incentive stock options." An employee who receives an ISO does not recognize any taxable income upon the grant of such ISO. Similarly, the exercise of an ISO generally does not give rise to federal income tax to the employee, provided that (1) the federal "alternative minimum tax," which depends on the employee's particular tax situation, does not apply and (2) the employee is employed by CopyTele from the date of grant of the option until three months prior to the exercise thereof, except where such employment terminates by reason of disability (where the three-month period is extended to one year) or death (where this requirement does not apply). If an employee exercises an ISO after the requisite periods referred to in clause (2) above, the ISO will be treated as a NSO and will be subject to the rules set forth below under the caption "Non-Qualified Stock Options and Stock Appreciation Rights." Further, if after exercising an ISO, an employee disposes of the Common Stock so acquired more than two years from the date of grant and more than one year from the date of transfer of the Common Stock pursuant to the exercise of such ISO (the "applicable holding period"), the employee will generally recognize capital gain or loss equal to the difference, if any, between the amount received for the shares and the exercise price. If, however, an employee does not hold the shares so acquired for the applicable holding period--thereby making a "disqualifying disposition"--the employee would recognize ordinary income equal to the excess of the fair market value of the shares at the time the ISO was exercised over the exercise price and the balance, if any, would generally be treated as capital gain. If the disqualifying disposition is a sale or exchange that would permit a loss to be recognized under the Code (were a loss in fact to be realized), and the sales proceeds are less than the fair market value of the shares on the date of exercise, the employee's ordinary income therefrom would be limited to the gain (if any) realized on the sale. An employee who exercises an ISO by delivering Common Stock previously acquired pursuant to the exercise of another ISO is treated as making a "disqualifying disposition" of such Common Stock if such shares are delivered before the expiration of their applicable holding period. Upon the exercise of an ISO with previously acquired shares as to which no disqualifying disposition occurs, it appears that the employee would not recognize gain or loss with respect to such previously acquired shares. CopyTele will not be allowed a federal income tax deduction upon the grant or exercise of an ISO or the disposition, after the applicable holding period, of the Common Stock acquired upon exercise of an ISO. In the event of a disqualifying disposition, CopyTele generally will be entitled to a deduction in an amount equal to the ordinary income included by the employee, provided that such amount constitutes an ordinary and necessary business expense to CopyTele and is reasonable and the limitations of Sections 280G and 162(m) of the Code (discussed below) do not apply.

           Non-Qualified Stock Options and Stock Appreciation Rights. Non-qualified stock options ("NSOs") granted under the 2000 Share Plan are options that do not qualify as ISOs. An employee who receives a NSO or a SAR will not recognize any taxable income upon the grant of such NSO or SAR. However, the employee generally will recognize ordinary income upon exercise of a NSO in an amount equal to the excess of the fair market value of the shares of Common Stock at the time of exercise over the exercise price. Similarly, upon the receipt of cash or shares pursuant to the exercise of a SAR, the individual generally will recognize ordinary income in an amount equal to the sum of the cash and the fair market value of the shares received. As a result of Section 16(b) of the Exchange Act, under certain circumstances, the timing of income recognition may be deferred following the exercise of a NSO or SAR (the "Deferral Period") for any individual who is an executive officer or director of CopyTele or a beneficial owner of more than ten percent (10%) of any class of equity securities of CopyTele. Absent a Section 83(b) election (described below under "Other Awards"), recognition of income by the individual will be deferred until the expiration of the Deferral Period, if any. The ordinary income recognized with respect to the receipt of shares or cash upon exercise of a NSO or a SAR will be subject to both wage withholding and other employment taxes. In addition to the customary methods of satisfying the withholding tax liabilities that arise upon the exercise of a SAR for shares or upon the exercise of a NSO, CopyTele may satisfy the liability in whole or in part by withholding shares of Common Stock from those that otherwise would be issuable to the individual or by the employee tendering other shares owned by him or her, valued at their fair market value as of the date that the tax withholding obligation arises. A federal income tax deduction generally will be allowed to CopyTele in an amount equal to the ordinary income included by the individual with respect to his or her NSO or SAR, provided that such amount constitutes an ordinary and necessary business expense to CopyTele and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply. If an individual exercises a NSO by delivering shares of Common Stock, other than shares previously acquired pursuant to the exercise of an ISO which is treated as a "disqualifying disposition" as described above, the individual will not recognize gain or loss with respect to the exchange of such shares, even if their then fair market value is different from the individual's tax basis. The individual, however, will be taxed as described above with respect to the exercise of the NSO as if he or she had paid the exercise price in cash, and CopyTele likewise generally will be entitled to an equivalent tax deduction.

           If the Committee permits an individual to transfer a NSO to a member or members of the individual's immediate family or to a trust for the benefit of such persons or other entity owned by such persons and such individual makes such a transfer and such transfer constitutes a completed gift for gift tax purposes (which determination may depend on a variety of factors including, without limitation, whether the NSO or a portion thereof has vested) then such transfer will be subject to federal gift tax except, generally, to the extent protected by the individual's $10,000 per donee annual exclusion, by his or her lifetime unified credit or by the marital deduction. The amount of the individual's gift is the value of the NSO at the time of the gift. If the transfer of the NSO constitutes a completed gift, the NSO generally will not be included in his or her gross estate for federal estate tax purposes. The transfer of the NSO will not cause the transferee to recognize taxable income at the time of the transfer. If the transferee exercises the NSO while the transferor is alive, the transferor will recognize ordinary income as described above as if the transferor had exercised the NSO. If the transferee exercises the NSO after the death of the transferor, it is uncertain which of the transferor's estate or the transferee will recognize ordinary income for federal income tax purposes.

           Other Awards. With respect to other Benefits under the 2000 Share Plan that are settled either in cash or in shares of Common Stock that are either transferable or not subject to a substantial risk of forfeiture (as defined in the Code and the regulations thereunder), employees generally will recognize ordinary income equal to the amount of cash or the fair market value of the Common Stock received. With respect to Benefits under the 2000 Share Plan that are settled in shares of Common Stock that are restricted as to transferability and subject to a substantial risk of forfeiture--absent a written election pursuant to Section 83(b) of the Code filed with the Internal Revenue Service within 30 days after the date of transfer of such shares pursuant to the award (a "Section 83(b) election")--an individual will recognize ordinary income at the earlier of the time at which (i) the shares become transferable or (ii) the restrictions that impose a substantial risk of forfeiture of such shares lapse, in an amount equal to the excess of the fair market value (on such date) of such shares over the price paid for the award, if any. If a Section 83(b) election is made, the individual will recognize ordinary income, as of the transfer date, in an amount equal to the excess of the fair market value of the Common Stock as of that date over the price paid for such award, if any. The ordinary income recognized with respect to the receipt of cash, shares of Common Stock or other property under the 2000 Share Plan will be subject to both wage withholding and other employment taxes. CopyTele generally will be allowed a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the employee, provided that such amount constitutes an ordinary and necessary business expense and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.

           Dividends and Dividend Equivalents. To the extent Benefits under the 2000 Share Plan earn dividends or dividend equivalents, whether paid currently or credited to an account established under the 2000 Share Plan, an individual generally will recognize ordinary income with respect to such dividends or dividend equivalents.

           Change in Control. In general, if the total amount of payments to an individual that are contingent upon a "change in control" of CopyTele (as defined in Section 280G of the Code), including payments under the 2000 Share Plan that vest upon a "change in control," equals or exceeds three times the individual's "base amount" (generally, such individual's average annual compensation for the five calendar years preceding the change in control), then, subject to certain exceptions, the payments may be treated as "parachute payments" under the Code, in which case a portion of such payments would be non-deductible to CopyTele and the individual would be subject to a 20% excise tax on such portion of the payments.

           Certain Limitations on Deductibility of Executive Compensation. With certain exceptions, Section 162(m) denies a deduction to publicly held corporations for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction with respect to the exercise of a NSO or SAR or the disqualifying disposition of stock purchased pursuant to an ISO). One such exception applies to certain performance-based compensation provided that such compensation has been approved by stockholders in a separate vote and certain other requirements are met. If approved by its stockholders, CopyTele believes that Stock Options, SARs and Performance-Based Awards granted under the 2000 Share Plan by the Committee, at a time when the Committee is comprised solely of not less than two "outside directors" within the meaning of Section 162(m) and the Treasury regulations promulgated thereunder, should qualify for the performance-based compensation exception to
Section 162(m).

OTHER INFORMATION

           Approval of the amendment to the 2000 Share Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy and entitled to vote on such matter at the Annual Meeting. If stockholders do not approve the amendment to the 2000 Share Plan, CopyTele will reconsider the alternatives available with respect to the compensation of officers and key employees of, and consultants to, CopyTele.

           THE BOARD OF DIRECTORS BELIEVES THAT THE AMENDMENT TO THE 2000 SHARE PLAN IS IN THE BEST INTEREST OF COPYTELE AND ITS STOCKHOLDERS AND THEREFORE RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE

2000 SHARE PLAN. PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFIED IN THEIR PROXIES A CONTRARY CHOICE.

                                NEW PLAN BENEFITS

           No new plan benefit table for the 2000 Share Plan is included in this Proxy Statement because the benefits or amounts that will be received or allocated under the Plan to the persons for which disclosure is required by the Securities and Exchange Commission are not determinable.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

                                    (ITEM 3)

           The Board of Directors, upon recommendation of the Audit Committee, has appointed the firm of Arthur Andersen LLP to serve as independent auditors of CopyTele for fiscal year 2001, subject to ratification of this appointment by the stockholders of CopyTele. Arthur Andersen LLP has served as independent auditors of CopyTele for several years and is considered by management of CopyTele to be well qualified. CopyTele has been advised by that firm that neither it nor any member thereof have any direct or material indirect financial interest in CopyTele.

           The following table sets forth the aggregate fees billed to CopyTele for fiscal year 2000 by CopyTele's principal accounting firm, Arthur Andersen
LLP:

          ------------------------------ ---------------------------
          Audit Fees                                       $222,500
          ------------------------------ ---------------------------
          All Other Fees                                     $8,700
          ------------------------------ ---------------------------

           The Audit Committee has considered whether the provision of the services other than audit services referenced above is compatible with maintenance of the principal accountant's independence.

           One or more representatives of Arthur Andersen LLP will be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

           Ratification of the appointment of the independent auditors requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy and entitled to vote on such matter at the Annual Meeting.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL. PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY IN THEIR PROXY A CONTRARY CHOICE.



                              STOCKHOLDER PROPOSALS

           All proposals from stockholders to be included in the proxy materials to be distributed by CopyTele in connection with the next annual meeting must be received by the Secretary of CopyTele, 900 Walt Whitman Road, Melville, New York 11747, not later than the close of business on March 17, 2002.

           In addition, in accordance with Article I, Section 10 of the Amended and Restated By-laws of CopyTele, in order to be properly brought before the next annual meeting, a matter must have been: (i) specified in a written notice of such meeting (or any supplement thereto) given to the stockholders by or at the direction of the Board of Directors (which would be accomplished if a stockholder proposal were received by the Secretary of the CopyTele as set forth


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
in the preceding paragraph); (ii) brought before such meeting at the direction of the Board of Directors or the Chairman of the meeting; or (iii) specified in a written notice given by or on behalf of a stockholder of record on the record date for such meeting, or a duly authorized proxy for such stockholder, which conforms to the requirements of Article I, Section 10 of the Amended and Restated By-laws of the CopyTele and is delivered personally to, or mailed to and received by, the Secretary of the CopyTele at the address set forth in the preceding paragraph not less than 45 days prior to the first anniversary of the date of the notice accompanying this Proxy Statement; provided however, that such notice need not be given more than 75 days prior to the next annual meeting.

                                  ANNUAL REPORT

           A copy of the Annual Report of CopyTele, including financial statements for fiscal year 2000, accompanies this Proxy Statement.



                                          By Order of the Board of Directors

                                          /s/ ANNE ROTONDO

                                          ANNE ROTONDO
                                          Secretary

Melville, New York
July 17, 2001















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
                                                                    APPENDIX A

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                OF COPYTELE, INC.

                                     CHARTER
                      (AS AMENDED THROUGH DECEMBER 4, 2000)

I.         PURPOSE

                     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company's systems of internal controls regarding finance, accounting and legal compliance that management and the Board have established; and the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels.

                     The Company's independent accountants (the auditors) shall be accountable to the Committee and the Board, as representatives of the shareholders, who shall have ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants (or to nominate them for shareholder approval in any proxy statement).

                     The Committee's role is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as the Company's financial statements or any professional certification as to the outside auditor's work.

II.        COMPOSITION(1)

                     The Committee shall be comprised of three or more directors as determined by the Board, all of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee, or who would not be independent under the listing requirements of the NASDAQ Stock Market.

                     All members of the Committee shall be able to read and understand fundamental financial statements, including a company's balance


------------------------
(1) These requirements are subject to the transition rules adopted by the NASD for the NASDAQ Stock Market.

sheet, income statement, and cash flow statement, or will become able to do so within a reasonable period of time after appointment to the Committee.

                     At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

                     Notwithstanding the foregoing requirements, one director who is not "independent", and is not a current employee or an immediate family member of a current employee, may be appointed to the Committee if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interests of the Company and its shareholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

                     The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.       MEETINGS

                     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its role to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee believes should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Company's financial statements consistent with IV. 2. and 3. below.

IV.        FUNCTIONS AND ACTIVITIES

                     The following functions and activities are set forth as a guide for the Committee in carrying out its oversight responsibility. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

                     To fulfill its role the Audit Committee shall:

Documents/Reports Review
------------------------

1. Review and update this Charter periodically, at least annually, as conditions dictate.

2. Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

3. Review with financial management and the independent accountants the Form 10-Q Quarterly Report prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants
-----------------------

4. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountants.

5. Ensure the receipt by the Audit Committee on an annual basis from the independent accountants of a formal written statement delineating all relationships between the independent accountants and the Company, consistent with Independence Standards Board Standard No. 1, and the Committee shall actively engage in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and take, or recommend that the full Board take, appropriate action to oversee the independence of the independent accountants.

6. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

7. Periodically consult with the independent accountants out of the presence of management about internal controls.

Financial Reporting Processes
-----------------------------

8. In consultation with the independent accountants and management, including the Chief Financial Officer, review the integrity of the organization's financial reporting processes, both internal and external.

9. Discuss with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as the same may be amended, including their judgments about the quality of the Company's accounting principles as applied in its financial reporting.

10. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent accountants or management, including the Chief Financial Officer.

Process Improvement
-------------------

11. Establish regular and separate systems of reporting to the Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

12. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

13. Review any significant disagreements between management and the independent accountants in connection with the preparation of the financial statements.

14. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.

15. Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.